Exhibit 99.1

CA Technologies Reports First Quarter Fiscal Year 2019 Results

  First Quarter Revenue of $938 Million Under ASC 606 and $1,052 Million Under ASC 605
  First Quarter GAAP EPS of $0.40 Under ASC 606 and $0.62 Under ASC 605
  First Quarter Non-GAAP EPS of $0.54 Under ASC 606 and $0.76 Under ASC 605
  First Quarter Cash Flow From Operations of $262 Million

NEW YORK--(BUSINESS WIRE)--August 6, 2018--CA Technologies (NASDAQ:CA) today reported financial results for its first quarter fiscal 2019, which ended June 30, 2018.

As of April 1, 2018, CA Technologies adopted Accounting Standard Codification 606 (ASC 606) using the modified retrospective method. First quarter fiscal 2019 financial results are presented under ASC 606 and under ASC 605 for comparison to prior periods.

On July 11, 2018, CA Technologies entered into a definitive agreement to be acquired by Broadcom, Inc. Due to the pending acquisition, CA Technologies will not host a conference call to discuss its first quarter results.

FINANCIAL OVERVIEW

(dollars in millions, except share data)	First Quarter FY19 vs. FY18
	FY19	FY19	FY18	% Change	% Change CC*
	ASC 606	ASC 605	ASC 605	ASC 605	ASC 605
Revenue	$938	$1,052	$1,025	3%	1%
GAAP Net Income	$166	$261	$178	47%	33%
Non-GAAP Net Income*	$229	$320	$256	25%	21%
GAAP Diluted EPS	$0.40	$0.62	$0.42	48%	33%
Non-GAAP Diluted EPS*	$0.54	$0.76	$0.61	25%	20%
Cash Flow provided by Operations	$262	$262	$298	(12)%	(12)%

* Non-GAAP income, Non-GAAP earnings per share and CC or Constant Currency are non-GAAP financial measures, as noted in "Non-GAAP Financial Measures" below. A reconciliation of non-GAAP financial measures to their comparable GAAP financial measures is included in the tables following this news release.

REVENUE AND BOOKINGS

(dollars in millions)	First Quarter FY19 vs. FY18
	FY19	% of Total	FY19	% of Total	FY18	% of Total	% Change	% Change CC*
	ASC 606	ASC 606	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
North America Revenue	$600	64%	$697	66%	$690	67%	1%	1%
International Revenue	$338	36%	$355	34%	$335	33%	6%	1%
Total Revenue	$938		$1,052		$1,025		3%	1%

*CC or Constant Currency is a non-GAAP financial measure, as noted in "Non-GAAP Financial Measures" below. A reconciliation of non-GAAP financial measures to their comparable GAAP financial measures is included in the tables following this news release.

  Total bookings for the first quarter of fiscal 2019 were $778 million.

EXPENSES, MARGIN AND EARNINGS PER SHARE

(dollars in millions)	First Quarter FY19 vs. FY18
	FY19	FY19	FY18	% Change	% Change CC**
GAAP	ASC 606	ASC 605	ASC 605	ASC 605	ASC 605
Operating Expenses Before Interest and Income Taxes	$836	$833	$762	9%	10%
Operating Income Before Interest and Income Taxes	$102	$219	$263	(17)%	(24)%
Diluted EPS	$0.40	$0.62	$0.42	48%	33%
Operating Margin	11%	21%	26%
Effective Tax Rate	(102.4)%	(31.2)%	25.2%

Non-GAAP*
Operating Expenses Before Interest and Income Taxes	$625	$622	$642	(3)%	(4)%
Operating Income Before Interest and Income Taxes	$313	$430	$383	12%	9%
Diluted EPS	$0.54	$0.76	$0.61	25%	20%
Operating Margin	33%	41%	37%
Effective Tax Rate	21.8%	22.0%	28.5%

*Refer to the discussion of Non-GAAP financial measures included in this news release and the reconciliation of non-GAAP financial measures to their comparable GAAP financial measures included in the tables following this news release.

**CC or Constant Currency is a non-GAAP financial measure, as noted in "Non-GAAP Financial Measures" below. A reconciliation of non-GAAP financial measures to their comparable GAAP financial measures is included in the tables following this news release.

  GAAP income tax benefit included a net $98 million tax benefit relating to changes in the provisional amounts for the US Tax Cuts and Jobs Act, enacted on December 22, 2017 ("US Tax Reform"). GAAP EPS was positively impacted by $0.23 from this US Tax Reform adjustment. Non-GAAP income tax expense excluded the aforementioned tax benefit relating to US Tax Reform.

SELECTED HIGHLIGHTS FROM THE QUARTER

  CA Technologies was named a Leader in the Gartner Magic Quadrant for Project Portfolio Management for the second consecutive year. (1)(5)
  CA Technologies was named a Leader in the Gartner Magic Quadrant for Full Life Cycle API Management for the sixth consecutive time. (2)(3)(5)
  CA Technologies was named a Leader in the Gartner Magic Quadrant for Enterprise Agile Planning Tools. (4)(5)

SEGMENT INFORMATION

(dollars in millions)	First Quarter FY19 vs. FY18
	Revenue		% Change	% Change CC**	Operating Margin
	FY19*	FY18			FY19*	FY18
Mainframe Solutions	$553	$536	3%	1%	67%	65%
Enterprise Solutions	$425	$414	3%	1%	14%	8%
Services	$74	$75	(1)%	(3)%	0%	1%

*The manner in which the Company measures and recognizes revenues for segment reporting was not revised upon adoption of ASC 606. For segment reporting purposes, the Company follows its previous ASC 605 policies, which recognizes software license revenue ratably, except for sales of perpetual licenses on a stand-alone basis, which are recognized at a point-in-time.

**CC or Constant Currency is a non-GAAP financial measure, as noted in "Non-GAAP Financial Measures" below. A reconciliation of non-GAAP financial measures to their comparable GAAP financial measures is included in the tables following this news release.

CAPITAL STRUCTURE

  Cash and cash equivalents at June 30, 2018 were $3.328 billion.
  With $2.780 billion in total debt outstanding and $139 million in notional pooling, the Company’s net cash position was $409 million.
  Approximately 48% of the Company’s cash and cash equivalents were held by foreign subsidiaries outside the United States at June 30, 2018.
  In the first quarter of fiscal 2019, the Company repurchased 2.3 million shares of its common stock for $80 million.
  As of June 30, 2018, the Company was authorized to purchase $407 million of its common stock under its current stock repurchase program. Pursuant to the terms of the merger agreement with Broadcom, Inc, the Company may not continue to repurchase shares without Broadcom Inc.’s consent.
  The Company distributed $107 million in dividends to stockholders during the first quarter of fiscal 2019.
  The Company’s outstanding share count at June 30, 2018 was approximately 413 million.
(1)	Gartner, Inc., “Magic Quadrant for Project Portfolio Management, Worldwide,” Daniel B. Stang, Matt Light, May 29, 2018.

(2)	Gartner, Magic Quadrant for Full Life Cycle API Management, by Paolo Malinverno and Mark O'Neill. April 30, 2018

(3)

In the 2009 & 2011 versions of the report, CA Technologies is listed as Layer 7 since it acquired Layer 7 in April 2013. This report was previously titled "Magic Quadrant for Application Services Governance," "Magic Quadrant for SOA Governance Technologies," and "Magic Quadrant for Integrated SOA Governance Technology Sets."

(4)	Gartner, Magic Quadrant for Enterprise Agile Planning Tools, by Keith James Mann, Thomas E. Murphy, Nathan Wilson, and Mike West. April 23, 2018

(5)

The Gartner Report(s) described herein, (the "Gartner Report(s)") represent(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and are not representations of fact. Each Gartner Report speaks as of its original publication date (and not as of the date of this Quarterly Report) and the opinions expressed in the Gartner Report(s) are subject to change without notice.

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About CA Technologies

CA Technologies (NASDAQ: CA) creates software that fuels transformation for companies and enables them to seize the opportunities of the Application Economy. Software is at the heart of every business in every industry. From planning, to development, to management and security, CA is working with companies worldwide to change the way we live, transact, and communicate - across mobile, private and public cloud, distributed and mainframe environments. Learn more at www.ca.com.

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Non-GAAP Financial Measures

This news release, the accompanying tables and the additional content that is available on the Company's website include certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). Non-GAAP metrics for operating expenses, operating income, operating margin, net income, and diluted earnings per share exclude the following items: non-cash amortization of purchased software, internally developed software and other intangible assets; share-based compensation expense; charges relating to restructuring and rebalancing initiatives that are large enough to require approval from the Company's Board of Directors and certain other gains and losses, which include the gains and losses since inception of hedges that mature within the quarter, but exclude gains and losses of hedges that do not mature within the quarter. The effective tax rate on GAAP and non-GAAP income from operations is the Company's provision for income taxes expressed as a percentage of pre-tax GAAP and non-GAAP income from operations, respectively. These tax rates are determined based on an estimated effective full year tax rate, with the effective tax rate for GAAP including the impact of discrete items in the period in which such items arise and the effective tax rate for non-GAAP generally allocating the impact of discrete items pro rata to the fiscal year's remaining reporting periods. The non-GAAP effective tax rate is typically equal to the full year GAAP effective tax rate, therefore no adjustment is required on an annual basis. However, to minimize certain distortions that otherwise would have resulted from applying this methodology to the significant non-recurring impact on the Company’s tax expense from enactment of the US Tax Reform in the third quarter of fiscal 2018, such impact was recorded as a discrete item in second half of fiscal 2018 and the first quarter of fiscal 2019 only for purposes of the GAAP effective tax rate, but excluded from the non-GAAP effective tax rate, which also yields different full-year effective tax rates for the Company’s GAAP and non-GAAP results in fiscal 2018 and fiscal 2019. Non-GAAP diluted earnings per share also excludes the impact of the US Tax Reform. Non-GAAP adjusted cash flow from operations excludes payments associated with the Board-approved rebalancing initiative, restructuring and other payments. Non-GAAP free cash flow excludes purchases of property and equipment. The Company presents constant currency information to provide a framework for assessing how the Company's underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on the last day of the Company's prior fiscal year (i.e., March 31, 2018). Constant currency excludes the impacts from the Company's hedging program. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and cash flows, to competitors' operating results and cash flows, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and they are key variables in determining management incentive compensation. The Company believes these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, the Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures, which are attached to this news release.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this release (such as statements containing the words "believes," "plans," "anticipates," "expects," "estimates," "targets" and similar expressions relating to the future) constitute "forward-looking statements" that are based upon the beliefs of, and assumptions made by, the Company's management, as well as information currently available to management. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the effect of the announcement or pendency of the proposed acquisition by Broadcom Inc. of the Company (the “Merger”) on the Company’s business relationships, operating results and business; the failure to complete the proposed Merger in a timely manner or at all and the effects of such failure on the Company’s business, financial condition, operating results and stock price; the limitations on the Company’s ability to pursue alternative transactions pursuant to the provisions of the merger agreement; the ability to achieve success in the Company’s business strategy by, among other things, ensuring that any new offerings address the needs of a rapidly changing market while not adversely affecting the demand for the Company’s traditional products or the Company’s profitability to an extent greater than anticipated, enabling the Company’s sales force to execute renewals within the Company’s existing customer base at acceptable renewal rates, enabling the Company’s sales force to expand relationships with the Company’s global customer base and address opportunities with new customers (for example, in geographic regions where the Company has underserved, or with chief information security officers and chief development officers, who have not been traditional customers) at levels sufficient to offset any decline in revenue in the Company’s Mainframe Solutions segment and in certain mature product lines in the Company’s Enterprise Solutions segment, effectively managing the strategic shift in the Company’s business model to increase sales through digital sales forces and indirectly through the Company’s partners, as well as provide additional Software as a Service offerings, offer try-and-buy models and refocus the Company’s professional services and education engagements on those engagements that are connected to new product sales, without affecting the Company’s financial performance to an extent greater than anticipated, and effectively managing the Company’s pricing and other go-to-market strategies, as well as improving the Company’s brand, technology and innovation awareness in the marketplace; the failure to innovate or adapt to technological changes or develop and introduce new software products and services in a timely and market-accepted manner; competition in product and service offerings and pricing; the ability of the Company’s products to remain compatible with ever-changing operating environments, platforms or third party products; global economic factors or political events beyond the Company’s control and other business and legal risks associated with global operations; the failure to sell and renew license agreement on a satisfactory basis; the failure to expand partner programs and failure by the Company’s partners to leverage their sales channels to drive revenue growth; the ability to retain and attract qualified professionals; changes in generally accepted accounting principles, which includes adoption of revenue recognition requirements under Accounting Standards Codification Topic 606; the ability to successfully integrate acquired companies and products into the Company’s existing business; hacking or other cybersecurity attacks on the Company’s data center, network and software products, or the IT environments of the Company’s business partners and customers; the ability to adequately manage, evolve and protect the Company’s information systems, infrastructure and processes; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, business or industry sector; risks associated with sales to government customers; fluctuations in foreign exchange rates; discovery of errors or omissions in the Company’s software products; the failure to protect the Company’s intellectual property rights and source code; access to software licensed from third parties; risks associated with the use of software from open source code sources; third-party claims of intellectual property infringement and/or royalty payments; fluctuations in the number, terms and duration of the Company’s license agreements, as well as the timing of orders from customers and partners; potential tax liabilities; changes in market conditions or the Company’s credit ratings; events or circumstances that would require the Company to record an impairment charge relating to the Company’s goodwill or capitalized software and other intangible assets balances; the failure to effectively execute on the Company’s announced restructuring plans; successful and secure outsourcing of various functions to third parties; the continued payment of dividends and repurchasing of shares of the Company’s common stock; and other factors described more fully in the Company’s filings with the United States Securities and Exchange Commission, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. We do not intend to update these forward-looking statements, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving CA, Inc. and Broadcom Inc. In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CA will mail the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.

Participants in the Solicitation

CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction with Broadcom. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Copyright © 2018 CA, Inc. All Rights Reserved. All other trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.

Table 1
CA Technologies
Consolidated Statements of Operations
(unaudited)
(in millions, except per share amounts)

	Three Months Ended
	June 30,
	2018	2018	2017
	Under	Under	Under
	ASC 606	ASC 605	ASC 605
Revenue:
Software licenses and maintenance	$870	$978	$950
Professional services	68	74	75
Total revenue	$938	$1,052	$1,025
Expenses:
Costs of licensing and maintenance	$76	$76	$71
Cost of professional services	70	73	73
Amortization of capitalized software costs	60	60	70
Selling and marketing	235	225	246
General and administrative	104	103	107
Product development and enhancements	162	162	158
Depreciation and amortization of other intangible assets	26	26	26
Other expenses, net (1)	103	108	11
Total expenses before interest and income taxes	$836	$833	$762
Income before interest and income taxes	$102	$219	$263
Interest expense, net	20	20	25
Income before income taxes	$82	$199	$238
Income tax (benefit) expense	(84)	(62)	60
Net income	$166	$261	$178

Basic income per common share	$0.40	$0.62	$0.42
Basic weighted average shares used in computation	413	413	415

Diluted income per common share	$0.40	$0.62	$0.42
Diluted weighted average shares used in computation	415	415	417
(1)	Other expenses, net for the three months ended June 30, 2018 includes costs associated with the Fiscal 2019 Plan of $114 million.

As of April 1, 2018, CA Technologies adopted Accounting Standard Codification 606 (ASC 606) using the modified retrospective method. First quarter fiscal 2019 financial results are presented under ASC 606 and under previous accounting standard (ASC 605) for comparison to prior periods.

Table 2
CA Technologies
Condensed Consolidated Balance Sheets
(in millions)

	June 30,		March 31,
	2018	2018	2018
	Under	Under	Under
	ASC 606	ASC 605	ASC 605
	(unaudited)	(unaudited)
Cash and cash equivalents	$3,328	$3,328	$3,405
Trade accounts receivable, net	525	523	793
Contract assets	797	-	-
Other current assets	112	164	210
Total current assets	$4,762	$4,015	$4,408

Property and equipment, net	222	222	237
Goodwill	6,792	6,792	6,804
Capitalized software and other intangible assets, net	1,044	1,044	1,111
Deferred income taxes	121	336	346
Contract assets	117	-	-
Contract costs	408	-	-
Other noncurrent assets, net	128	145	154
Total assets	$13,594	$12,554	$13,060

Current portion of long-term debt	$270	$270	$269
Deferred revenue and advanced payments	1,108	2,070	2,289
Other current liabilities	776	653	763
Total current liabilities	$2,154	$2,993	$3,321

Long-term debt, net of current portion	2,510	2,510	2,514
Deferred income taxes	179	105	111
Deferred revenue and advanced payments	481	738	820
Other noncurrent liabilities	409	299	399
Total liabilities	$5,733	$6,645	$7,165

Common stock	$59	$59	$59
Additional paid-in capital	3,699	3,699	3,744
Retained earnings	9,134	7,125	6,971
Accumulated other comprehensive loss	(440)	(383)	(290)
Treasury stock	(4,591)	(4,591)	(4,589)
Total stockholders’ equity	$7,861	$5,909	$5,895
Total liabilities and stockholders’ equity	$13,594	$12,554	$13,060
As of April 1, 2018, CA Technologies adopted Accounting Standard Codification 606 (ASC 606) using the modified retrospective method. First quarter fiscal 2019 financial results are presented under ASC 606 and under previous accounting standard (ASC 605) for comparison to prior periods.

Table 3
CA Technologies
Condensed Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Three Months Ended
	June 30,
	2018	2018	2017
	Under	Under	Under
	ASC 606	ASC 605	ASC 605
Operating activities:
Net income	$166	$261	$178
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	86	86	96
Deferred income taxes	(3)	(1)	5
Provision for bad debts	-	(1)	2
Share-based compensation expense	33	33	32
Other non-cash items	3	3	1
Foreign currency transaction (gains) losses	(5)	1	1
Changes in other operating assets and liabilities, net of effect of acquisitions:
Decrease in trade accounts receivable	262	257	308
Increase in contract assets	(6)	-	-
Decrease in contract costs	11	-	-
Decrease in deferred revenue	(148)	(260)	(172)
Decrease in taxes payable, net	(179)	(159)	(56)
Increase (decrease) in accounts payable, accrued expenses and other	44	45	(5)
Decrease in accrued salaries, wages and commissions	(36)	(36)	(102)
Changes in other operating assets and liabilities, net	34	33	10
Net cash provided by operating activities	$262	$262	$298
Investing activities:
Acquisitions of businesses, net of cash acquired, and purchased software	$(25)	$(25)	$(6)
Purchases of property and equipment	(12)	(12)	(12)
Net cash used in investing activities	$(37)	$(37)	$(18)
Financing activities:
Dividends paid	$(107)	$(107)	$(107)
Purchases of common stock	(80)	(80)	-
Notional pooling borrowings (repayments), net	24	24	(18)
Debt repayments	(4)	(4)	(5)
Debt issuance costs	-	-	(3)
Exercise of common stock options	14	14	1
Payments related to tax withholding for share-based compensation	(37)	(37)	(31)
Other financing activities	(9)	(9)	(3)
Net cash used in financing activities	(199)	(199)	(166)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(104)	(104)	88
(Decrease) increase in cash, cash equivalents and restricted cash	$(78)	$(78)	$202
Cash, cash equivalents and restricted cash at beginning of period	3,407	3,407	2,772
Cash, cash equivalents and restricted cash at end of period	$3,329	$3,329	$2,974
As of April 1, 2018, CA Technologies adopted Accounting Standard Codification 606 (ASC 606) using the modified retrospective method. First quarter fiscal 2019 financial results are presented under ASC 606 and under previous accounting standard (ASC 605) for comparison to prior periods.

Table 4
CA Technologies
Operating Segments
(unaudited)
(dollars in millions)

	Three Months Ended
	June 30,
	2018	2017
Revenue by segment:
Mainframe Solutions	$553	$536
Enterprise Solutions	425	414
Services	74	75
Total segment revenue	$1,052	$1,025
Impact of segment policies that differ from U.S. GAAP (1)	(114)	-
Total consolidated revenue	$938	$1,025

Segment profit:
Mainframe Solutions	$370	$349
Enterprise Solutions	60	33
Services	-	1
Total segment profit	$430	$383
Impact of segment policies that differ from U.S. GAAP (1)	(117)	-
Less unallocated amounts:
Purchased software amortization	55	58
Other intangibles amortization	10	10
Internally developed software products amortization	5	12
Share-based compensation expense	33	32
Other expenses, net (2)	108	8
Interest expense, net	20	25
Income before income taxes	$82	$238
(1)

The manner in which the Company measures and recognizes revenues and expenses, including commissions, for segment reporting was not revised upon adoption of ASC 606. For segment reporting purposes, commissions are expensed in the period earned by the employee.

(2)	Other expenses, net for the three months ended June 30, 2018 consists of costs associated with the Fiscal 2019 Plan of $114 million, certain foreign exchange derivative hedging gains and losses, and other miscellaneous costs. Other expenses, net for the three months ended June 30, 2017 consists of costs associated with certain foreign exchange derivative hedging gains and losses, and other miscellaneous costs.

Table 5
CA Technologies
Constant Currency Summary
(unaudited)
(dollars in millions)

	Three Months Ended June 30,
	2018	2018	2017	% Increase (Decrease) in $ US	% Increase (Decrease) in Constant Currency (1)
	Under	Under	Under	Under	Under
	ASC 606	ASC 605	ASC 605	ASC 605	ASC 605

Revenue:
North America	$600	$697	$690	1%	1%
International	338	355	335	6%	1%
Total revenue	$938	$1,052	$1,025	3%	1%

Revenue:
Software licenses and maintenance	$870	$978	$950	3%	1%
Professional services	68	74	75	(1)%	(3)%
Total revenue	$938	$1,052	$1,025	3%	1%

Segment Revenue:
Mainframe solutions	$440	$553	$536	3%	1%
Enterprise solutions	430	425	414	3%	1%
Services	68	74	75	(1)%	(3)%

Total expenses before interest and income taxes:
Total GAAP	$836	$833	$762	9%	10%
Total non-GAAP (2)	625	622	642	(3)%	(4)%
(1)	Constant currency information is presented to provide a framework for assessing how the Company's underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on March 31, 2018, which was the last day of the prior fiscal year. Constant currency excludes the impacts from the Company's hedging program.

(2)	Refer to Table 7 for a reconciliation of total expenses before interest and income taxes to total non-GAAP operating expenses.

Certain non-material differences may arise versus actual from impact of rounding.

As of April 1, 2018, CA Technologies adopted Accounting Standard Codification 606 (ASC 606) using the modified retrospective method. First quarter fiscal 2019 financial results are presented under ASC 606 and under previous accounting standard (ASC 605) for comparison to prior periods.

Table 6
CA Technologies
Reconciliation of Select GAAP Measures to Non-GAAP Measures
(unaudited)
(dollars in millions)

	Three Months Ended
	June 30,
	2018	2018	2017
	Under	Under	Under
	ASC 606	ASC 605	ASC 605

GAAP net income	$166	$261	$178
GAAP income tax (benefit) expense	(84)	(62)	60
Interest expense, net	20	20	25
GAAP income before interest and income taxes	$102	$219	$263
GAAP operating margin (% of revenue) (1)	11%	21%	26%

Non-GAAP adjustments to expenses:
Costs of licensing and maintenance (2)	$2	$2	$2
Cost of professional services (2)	1	1	1
Amortization of capitalized software costs (3)	60	60	70
Selling and marketing (2)	10	10	10
General and administrative (2)	12	12	12
Product development and enhancements (2)	8	8	7
Depreciation and amortization of other intangible assets (4)	10	10	10
Other expenses, net (5)	108	108	8
Total Non-GAAP adjustment to operating expenses	$211	$211	$120
Non-GAAP income before interest and income taxes	$313	$430	$383
Non-GAAP operating margin (% of revenue) (6)	33%	41%	37%

Interest expense, net	20	20	25
GAAP income tax (benefit) expense	(84)	(62)	60
Non-GAAP adjustment to income tax expense (7)	50	54	42
Non-GAAP adjustment US Tax Reform (8)	98	98	-
Non-GAAP income tax expense	$64	$90	$102
Non-GAAP net income	$229	$320	$256
(1)	GAAP operating margin is calculated by dividing GAAP income before interest and income taxes by total revenue (refer to Table 1 for total revenue).

(2)	Non-GAAP adjustment consists of share-based compensation.

(3)	For the three month periods ending June 30, 2018 and 2017, non-GAAP adjustment consists of $55 million and $58 million of purchased software amortization and $5 million and $12 million of internally developed software products amortization, respectively.

(4)	Non-GAAP adjustment consists of other intangibles amortization.

(5)	Other expenses, net for the three months ended June 30, 2018 consists of costs associated with the Fiscal 2019 Plan of $114 million, certain foreign exchange derivative hedging gains and losses, and other miscellaneous costs. Other expenses, net for the three months ended June 30, 2017 consists of costs associated with certain foreign exchange derivative hedging gains and losses, and other miscellaneous costs.

(6)	Non-GAAP operating margin is calculated by dividing non-GAAP income before interest and income taxes by total revenue (refer to Table 1 for total revenue).

(7)	The full year non-GAAP income tax expense is different from GAAP income tax expense because of the difference in non-GAAP income before income taxes. On an interim basis, this difference would also include a difference in the impact of discrete and permanent items where for GAAP purposes the effect is recorded in the period such items arise, but for non-GAAP such items are recorded pro rata to the fiscal year's remaining reporting periods.

(8)	The Company’s tax expense from enactment of the US Tax Reform in the third quarter of fiscal 2018 was recorded as a discrete item in second half of fiscal 2018 and the first quarter of fiscal 2019 only for purposes of the GAAP income tax expense, and was excluded from the non-GAAP income tax expense.

Refer to the discussion of non-GAAP financial measures included in the accompanying press release for additional information.

Certain non-material differences may arise versus actual from impact of rounding.

As of April 1, 2018, CA Technologies adopted Accounting Standard Codification 606 (ASC 606) using the modified retrospective method. First quarter fiscal 2019 financial results are presented under ASC 606 and under previous accounting standard (ASC 605) for comparison to prior periods.

Table 7
CA Technologies
Reconciliation of GAAP to Non-GAAP
Operating Expenses and Diluted Earnings per Share
(unaudited)
(in millions, except per share amounts)

	Three Months Ended
	June 30,
	2018	2018	2017
	Under	Under	Under
Operating Expenses	ASC 606	ASC 605	ASC 605

Total expenses before interest and income taxes	$836	$833	$762

Non-GAAP operating adjustments:
Purchased software amortization	55	55	58
Other intangibles amortization	10	10	10
Internally developed software products amortization	5	5	12
Share-based compensation	33	33	32
Restructuring expense	114	114	-
Other (gains) expenses, net (1)	(6)	(6)	8
Total non-GAAP operating adjustment	$211	$211	$120

Total non-GAAP operating expenses	$625	$622	$642

	Three Months Ended
	June 30,
	2018	2018	2017
	Under	Under	Under
Diluted EPS	ASC 606	ASC 605	ASC 605

GAAP diluted EPS	$0.40	$0.62	$0.42

Non-GAAP adjustments:
Purchased software amortization	0.13	0.13	0.14
Other intangibles amortization	0.02	0.02	0.02
Internally developed software products amortization	0.01	0.01	0.03
Share-based compensation	0.08	0.08	0.08
Restructuring expense	0.27	0.27	-
Other (gains) expenses, net (1)	(0.01)	(0.01)	0.02
Tax effect of non-GAAP adjustments	(0.09)	(0.09)	(0.07)
Non-GAAP effective tax rate adjustments (2)	(0.27)	(0.27)	(0.03)
Total non-GAAP adjustment	$0.14	$0.14	$0.19

Non-GAAP diluted EPS	$0.54	$0.76	$0.61
(1)	Other expenses, net consists of costs associated with certain foreign exchange derivative hedging gains and losses, and other miscellaneous costs.

(2)

The effective tax rate on GAAP and non-GAAP income from operations is the Company's provision for income taxes expressed as a percentage of pre-tax GAAP and non-GAAP income from operations, respectively. These tax rates are determined based on an estimated effective full year tax rate, with the effective tax rate for GAAP including the impact of discrete items in the period in which such items arise and the effective tax rate for non-GAAP allocating the impact of discrete items pro rata to the fiscal year's remaining reporting periods. The non-GAAP effective tax rate is typically equal to the full year GAAP effective tax rate, therefore no adjustment is required on an annual basis. However, to minimize certain distortions that otherwise would have resulted from applying this methodology to the significant non-recurring impact on the Company’s tax expense from enactment of the US Tax Reform in the third quarter of fiscal 2018, such impact was recorded as a discrete item in second half of fiscal 2018 and the first quarter of fiscal 2019 only for purposes of the GAAP effective tax rate, but excluded from the non-GAAP effective tax rate, which also yields different full-year effective tax rates for the Company’s GAAP and non-GAAP results in fiscal 2018 and fiscal 2019.

Refer to the discussion of non-GAAP financial measures included in the accompanying press release for additional information.

Certain non-material differences may arise versus actual from impact of rounding.

As of April 1, 2018, CA Technologies adopted Accounting Standard Codification 606 (ASC 606) using the modified retrospective method. First quarter fiscal 2019 financial results are presented under ASC 606 and under previous accounting standard (ASC 605) for comparison to prior periods.

Table 8
CA Technologies
Effective Tax Rate Reconciliation
GAAP and Non-GAAP
(unaudited)
(dollars in millions)

	Three Months Ended
	June 30, 2018
	Under	Under
	ASC 606	ASC 606
	GAAP	Non-GAAP

Income before interest and income taxes (1)	$102	$313
Interest expense, net	20	20
Income before income taxes	$82	$293

Statutory tax rate	21.00%	21.00%

Tax at statutory rate	$17	$62
Adjustments for discrete and permanent items (2)	(101)	(96)
US Tax Reform Adjustment (2)	-	98
Total tax (benefit) expense	$(84)	$64

Effective tax rate (2)	(102.44)%	21.84%

	Three Months Ended
	June 30, 2018
	Under	Under
	ASC 605	ASC 605
	GAAP	Non-GAAP

Income before interest and income taxes (1)	$219	$430
Interest expense, net	20	20
Income before income taxes	$199	$410

Statutory tax rate	21.00%	21.00%

Tax at statutory rate	$42	$86
Adjustments for discrete and permanent items (2)	(104)	(94)
US Tax Reform Adjustment (2)	-	98
Total tax (benefit) expense	$(62)	$90

Effective tax rate (2)	(31.16)%	21.95%

	Three Months Ended
	June 30, 2017
	Under	Under
	ASC 605	ASC 605
	GAAP	Non-GAAP

Income before interest and income taxes (1)	$263	$383
Interest expense, net	25	25
Income before income taxes	$238	$358

Statutory tax rate	35.00%	35.00%

Tax at statutory rate	$83	$125
Adjustments for discrete and permanent items (2)	(23)	(23)
Total tax expense	$60	$102

Effective tax rate (2)	25.21%	28.49%
(1)	Refer to Table 6 for a reconciliation of income before interest and income taxes on a GAAP basis to income before interest and income taxes on a non-GAAP basis.

(2)	The effective tax rate on GAAP and non-GAAP income from operations is the Company's provision for income taxes expressed as a percentage of pre-tax GAAP and non-GAAP income from operations, respectively. These tax rates are determined based on an estimated effective full year tax rate, with the effective tax rate for GAAP including the impact of discrete items in the period in which such items arise and the effective tax rate for non-GAAP allocating the impact of discrete items pro rata to the fiscal year's remaining reporting periods. The non-GAAP effective tax rate is typically equal to the full year GAAP effective tax rate, therefore no adjustment is required on an annual basis. However, to minimize certain distortions that otherwise would have resulted from applying this methodology to the significant non-recurring impact on the Company’s tax expense from enactment of the US Tax Reform in the third quarter of fiscal 2018, such impact was recorded as a discrete item in second half of fiscal 2018 and the first quarter of fiscal 2019 only for purposes of the GAAP effective tax rate, but excluded from the non-GAAP effective tax rate, which also yields different full-year effective tax rates for the Company’s GAAP and non-GAAP results in fiscal 2018 and fiscal 2019.

Refer to the discussion of non-GAAP financial measures included in the accompanying press release for additional information.

Certain non-material differences may arise versus actual from impact of rounding.

As of April 1, 2018, CA Technologies adopted Accounting Standard Codification 606 (ASC 606) using the modified retrospective method. First quarter fiscal 2019 financial results are presented under ASC 606 and under previous accounting standard (ASC 605) for comparison to prior periods.

CONTACT:
CA Technologies
Jennifer DiClerico
Corporate Communications
(212) 415-6997
jennifer.diclerico@ca.com
or
Traci Tsuchiguchi
Investor Relations
(650) 534-9814
traci.tsuchiguchi@ca.com
or
Stefan Putyera
Investor Relations
(631) 342-4710
stefan.putyera@ca.com